UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(zip code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 27, 2022, Sonoco Products Company filed a Current Report on Form 8-K (the “Original Filing”) in connection with the January 26, 2022 completion of the acquisition of Ball Metalpack Holding, LLC (“Ball Metalpack”) as contemplated by the Equity Purchase Agreement and Agreement and Plan of Merger dated December 19, 2021 with Magnet Merger Sub LLC, PE Spray Holdings, L.P., Ball Metalpack, and Platinum Equity Advisors, LLC, solely in its capacity as the representative of the holders of equity interests in Ball Metalpack.

This Current Report on Form 8-K/A amends the Original Filing to include the audited financial statements and related auditor consent as well as the pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such audited financial statements, related auditor consent, and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
The consolidated financial statements of Ball Metalpack required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Form Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the acquisition of Ball Metalpack is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP, independent auditors of Ball Metalpack
99.1	Press Release, dated January 27, 2022, of Sonoco Products Company
99.2	Audited Historical Consolidated Financial Statements and Related Notes of Ball Metalpack as of and for the year ended December 31, 2021
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2021 and the Unaudited Pro Form Condensed Combined Statement of Income for the year ended December 31, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 8, 2022	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer